BANNER CORPORATION

REALIZE THE POWER OF PARTNERSHIP.

PiperJaffray.

Financial Institutions Conference

May 4-6, 2016

Orlando



Disclosure Statement

BANNER CORPORATION

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 25, 2016 as well as the Form 10-K for the year ended December 31, 2015 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$ 9.7B
Deposits	$ 8.0B
Loans	$ 7.2B
Offices	190
Employees	1,950



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
Medford
NV
Salt Lake City
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO

Recent Additions	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B
Loans	$ 0.1B	$ 0.2B	$ 3.0B
Offices	6	10	98

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)	2014	2030	Growth
Washington	7.1	8.6	22%
Oregon	4.0	4.8	22%
Idaho	1.6	2.0	21%
California	38.8	46.4	20%
Utah	2.9	3.5	18%
Region	54.4	65.4	22%
United States	***318.9***	***363.6***	***14%***

- All 5 Banner states are among 12 fastest growing in the U.S.
- Region has ~17% of U.S. population but will drive ~25% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
Utah
2004 to 2014
2014 to 2030
Rank: 13th
7th
19th
8th
5th
9th
25th
10th
1st
12th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
WY
Medford
Salt Lake City
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Google

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Natural Resources	Weyerhaeuser, TRIMARINE, Trident
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley…

the world's 8th largest economy

Growing revenue

Offer super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Included in Forbes 2014: "America's 50 Most Trustworthy Financial Companies"
Received highest rating: *BauerFinancial* Star Rating™
Named SBA "Regional Lender of the Year" for Seattle/Spokane District following two years as "Community Lender of the Year"
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Growing revenue

Grow transaction deposit accounts				
Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
03/31/16	242,908	7.2%[1]	131,284	3.9%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~77% since 2009, a 9.6% compound annual growth rate.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
400
350
300
250
200
150
100
50
0
Interest Bearing
Non-Interest Bearing
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

[1] Year-over-year growth rates exclude accounts acquired from AmericanWest Bank, while number of accounts include them.

Growing revenue

Grow core revenue				
Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/16	$ 111M	85.9%	$ 357M	53.9%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
120
100
80
60
40
20
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Grow deposit fees				
Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/16	$ 11.8M	45.4%	$ 44.3M	38.1%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
20
18
16
14
12
10
8
6
4
2
0
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009



Securities
14%
Consumer
7%
Res Mortgage
16%
Res Const/Dev
12%
CRE Investor
21%
CRE Owner
11%
Coml & Ag
19%

03/31/2016



Securities
18%
Consumer
7%
Res Mortgage
11%
Res Const/Dev
5%
CRE Investor
26%
CRE Owner
15%
Coml & Ag
18%

$ Billions	12/09	03/16
Securities	0.6	1.6
Coml & Ag	0.9	1.6
CRE Owner	0.5	1.3
CRE Investor	0.9	2.3
Res Const/Dev	0.5	0.5
Res Mortgage	0.7	0.9
Consumer	0.3	0.6
Total	4.4	8.8

Improve Funding Mix

12/31/2009



Non-Interest Bearing
14%
Interest Bearing and Savings
31%
FHLB & Other
10%
Certificates of Deposit
45%

03/31/2016



Non-Interest Bearing
37%
Interest Bearing and Savings
45%
FHLB & Other
3%
Certificates of Deposit
15%

$ Billions	12/09	03/16
Non-Interest	0.6	3.0
Interest Bearing	1.3	3.7
CDs	2.0	1.3
FHLB & Other	0.4	0.3
Total	4.3	8.3

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
03/31/16	$ 6,742M	90.4%	84%
12/31/09	$ 1,924M	16.8%	50%

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
03/31/16	$ 2.9M	0.15%	$ 9.6M	0.15%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
1
2
3
4
5
6
7
8
9
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15



Loan Yield
Deposit Cost
Loan-Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
03/31/16	90%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15



Deposits
Loans
Loan-to-Deposit Ratio
Billions
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin				
Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
03/31/16	$ 91M	4.13%	$287M	4.11%
12/31/09	$ 39M	3.53%	$146M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Peer source: Group 2 ($3B – $10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

AmericanWest provides scale.
Per the original transaction metrics:

- Cost synergies: $ 37.5 million
- One-time charges: $ 50.0 million

Spending carefully

Control core operating expense				
Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
03/31/16	$ 77M	92.0%	$247M	60.6%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
90
80
70
60
50
40
30
20
10
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Peer source: Group 2 ($3B – $10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets				
Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
03/31/16	$ 16M	0.22%	$ 7M	0.10%
12/31/09	$214M	5.53%	$ 78M	2.01%



ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
* At 03/31/16, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.67%.



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Peer source: Group 2 ($3B – $10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital		
Quarter Ending	Tier 1 Leverage	TCE/TA
03/31/16	11.28%	10.98%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Peer source: Group 2 ($3B – $10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV

Quarter Ending	Stock Price[1]	TBV	Price / TBV
03/31/16	$ 42.34	$ 30.38	139%
06/30/10	$ 15.07	$ 29.03	52%



$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

Maintain favorable stock price to EPS

Quarter Ending	Stock Price[1]	EPS LTM	P/E Ratio
03/31/16	$ 42.34	$ 1.98	21.3x
06/30/10	$ 15.07	$ -8.06	n/m



$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15

[1] Average closing price for the month following quarter-end.

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved